As filed with the Securities and Exchange Commission on November 12, 1999

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                                        Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials

|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        MUNIHOLDINGS FLORIDA INSURED FUND
                      MUNIHODLINGS FLORIDA INSURED FUND II
                      MUNIHOLDINGS FLORIDA INSURED FUND III
                      MUNIHOLDINGS FLORIDA INSURED FUND IV
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011
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                (Name of Registrant as Specified in Its Charter)

                                  Same as above
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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   (1) Title of each class of securities to which transaction applies:

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calculated and state how it was determined):

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



                        MUNIHOLDINGS FLORIDA INSURED FUND

                      MUNIHOLDINGS FLORIDA INSURED FUND II

                      MUNIHOLDINGS FLORIDA INSURED FUND III

                      MUNIHOLDINGS FLORIDA INSURED FUND IV

Dear Shareholder:

         You are being asked to consider a transaction involving your Fund and the other Funds listed above. The transaction is a reorganization of similar funds in which one Fund will acquire the other Funds. The following chart outlines the reorganization structure.

     ---------------------------------------------------------------------------
               Surviving Fund                  Funds to be Acquired

     ---------------------------------------------------------------------------

     MuniHoldings Florida Insured Fund   MuniHoldings Florida Insured Fund II

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                                         MuniHoldings Florida Insured Fund III

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                                         MuniHoldings Florida Insured Fund IV

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         On December 15, 1999, each Fund will hold an Annual Shareholders'
Meeting to consider the Reorganization, which must be approved by the shareholders of each Fund involved. A combined proxy statement and prospectus that provides information about the proposed Reorganization and about each Fund is enclosed along with a Question and Answer sheet that addresses frequently asked questions. At the Annual Shareholders' Meeting you will also be asked to elect Trustees and to ratify the selection of independent auditors. Information about these proposals is also contained in the combined proxy statement and prospectus.

         You are being asked to approve the Agreement and Plan of Reorganization among the Funds pursuant to which MuniHoldings Florida Insured Fund will acquire the assets and assume the liabilities of each of the Acquired Funds in exchange for newly issued Common Shares and Auction Market Preferred Shares of MuniHoldings Florida Insured Fund. The Acquired Funds will distribute these shares to their respective shareholders so that holders of Common Shares will receive Common Shares of MuniHoldings Florida Insured Fund and holders of Auction Market Preferred Shares will receive Auction Market Preferred Shares of MuniHoldings Florida Insured Fund on the basis described in the combined proxy statement and prospectus.

         The Board of Trustees of each Fund has reviewed the Reorganization proposal and recommends that you vote FOR the proposal after carefully reviewing the enclosed materials. The Board of Trustees also recommends that shareholders of the Funds vote for the Trustee nominees and for the ratification of the selection of independent auditors of the Fund.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. You may also vote on the internet by visiting http://www.proxyvote.com and entering the 12 digit control number located on your proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                         Sincerely,

                         Alice A. Pellegrino
                         Secretary of MuniHoldings Florida
                         Insured Fund III
                         William E. Zitelli, Jr.
                         Secretary of MuniHoldings Florida
                         Insured Fund, Muniholdings Florida Insured Fund II and MuniHoldings Florida Insured Fund IV

Enclosures

                        MUNIHOLDINGS FLORIDA INSURED FUND

                      MUNIHOLDINGS FLORIDA INSURED FUND II

                      MUNIHOLDINGS FLORIDA INSURED FUND III

                      MUNIHOLDINGS FLORIDA INSURED FUND IV

Q.       Why am I receiving this proxy material?

A. As a shareholder of one of the Funds, you are being asked to consider the Reorganization of the Funds. The transaction requires the approval of each Fund's shareholders.

Q. Will the Reorganization change my rights and privileges as a shareholder?

A. Your rights and privileges as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same as the shareholder services currently available to you.

Q.       How will the Reorganization benefit me and other shareholders?

A.       Shareholders should consider the following:

         o After the Reorganization, the Fund's shareholders will be invested in a fund with an increased level of net assets with substantially similar investment objectives and policies:

        o After the Reorganization, holders of Common Shares are expected to experience:

q             o   a lower aggregate operating expense ratio (the ratio of
                  operating expenses to total fund assets) than any individual
                  Fund prior to the Reorganization;
              o   a Fund with greater efficiency and flexibility in its
                  portfolio management; and
              o   a more liquid public trading market for Common Shares.

Q.       Will the Reorganization affect the value of my investment?

A.       The value of your investment will not change.

Q. After the Reorganization, will I own the same number of Common Shares as I currently own?

A. Yes, if you currently own Common Shares of MuniHoldings Florida Insured Fund. You will not receive any additional Common Shares and the number of shares that you own after the Reorganization will be the same as the number of Common Shares that you currently own.

         No, if you currently own Common Shares in one of the Acquired Funds. You will receive Common Shares of MuniHoldings Florida Insured Fund with the same aggregate net asset value as the Common Shares of the Acquired Fund you currently own on the business day prior to the closing date of the Reorganization (the "Valuation Date"). The number of shares you receive will depend on the relative net asset values of the Common Shares of the Funds on that date. For example, suppose that you own 10 Common Shares of an Acquired Fund. If the net asset value of the Acquired Fund's Common Shares on the Valuation Date is $6 per share, and the net asset value of MuniHoldings Florida Insured Fund's Common Shares is $12 per share, you will receive 5 MuniHoldings Florida Insured Fund Common Shares in the Reorganization. The aggregate net asset value of your investment will not change. (10 Acquired Fund shares x $6 = $60; 5 MuniHoldings Florida Insured Fund shares x $12 = $60).

Q. I currently hold Auction Market Preferred Shares of one of the Funds. After the Reorganization, what will I hold?


A.       If Prior to the Reorganization you hold:      After the Reorganization you will hold:
         ----------------------------------------      ---------------------------------------
         MuniHoldings Florida Insured Fund:            MuniHoldings Florida Insured Fund:
         Series A AMPS                                 Series A AMPS
         Series B AMPS                                 Series B AMPS
         MuniHoldings Florida Insured Fund II:
         Series A AMPS                                 Series C AMPS
         Series B AMPS                                 Series C AMPS
         MuniHoldings Florida Insured Fund III:
         Series A AMPS                                 Series D AMPS
         Series B AMPS                                 Series D AMPS
         MuniHoldings Florida Insured Fund IV:
         Series A AMPS                                 Series E AMPS
         Series B AMPS                                 Series E AMPS

         You will receive MuniHoldings Florida Insured Fund AMPS with the same aggregate liquidation preference as the AMPS of the Acquired Fund you currently hold. Since all of the AMPS have a $25,000 liquidation preference the holders of AMPS of an Acquired Fund will receive one share of AMPS of MuniHoldings Florida Insured Fund for each share of AMPS they currently hold. The auction and dividend payment dates for the AMPS you receive may be different from the auction and dividend payment dates of the AMPS you currently hold. The first dividend period following the Reorganization will be a special dividend period, which may be either longer or shorter than your Fund's regular dividend period. However, this will not adversely effect the value of your investment.


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


Q.       Should I send in my stock certificates now?

A. No. After the Reorganization is approved by each Fund's shareholders and is completed, we will send holders of Common Shares of the Acquired Funds written instructions for exchanging their share certificates. Since holders of Auction Market Preferred Shares do not hold share certificates, all exchanges of Auction Market Preferred Shares will be accomplished by book entry. Shareholders of MuniHoldings Florida Insured Fund will keep their share certificates.

Q.       What are the tax consequences for me and other shareholders?

A. The Reorganization is structured as a tax-free transaction so that the consummation of the Reorganization itself will not result in Federal income tax liability for shareholders of any Fund, except that common shareholders may incur taxes on any cash received for fractional Common Shares. The Funds have applied for a private letter ruling from the Internal Revenue Service on the tax-free treatment of the Reorganization.

Q.       Who will manage the combined fund after the Reorganization?

A. Fund Asset Management, L.P. currently serves as the manager for the Funds and after the Reorganization will be the manager of MuniHoldings Florida Insured Fund. Robert A. DiMella and Robert D. Sneeden currently serve as the portfolio managers of all of the Funds, and they will be the portfolio managers of MuniHoldings Florida Insured Fund after the Reorganization.

Q.       What will the name of the combined fund be after the Reorganization?

A. If the Reorganization is approved by each Fund's shareholders, the combined fund's name will be MuniHoldings Florida Insured Fund.

Q.       Where and when do I vote?

A. A shareholders' meeting for each Fund is scheduled for December 15, 1999, at 800 Scudders Mill Road, Plainsboro, New Jersey at the time specified below for your Fund:

                          Fund                               Time
                          ----                               ----
         MuniHoldings Florida Insured Fund                 9:45 a.m.

         MuniHoldings Florida Insured Fund II             10:00 a.m.

         MuniHoldings Florida Insured Fund III            10:15 a.m.

         MuniHoldings Florida Insured Fund IV             10:30 a.m.




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

Q.       Why is my vote important?

A. For a quorum to be present at the Shareholders' Meeting, a majority of the outstanding shares of each class of the Fund's shares must be represented either in person or by proxy. Approval of the Reorganization requires the affirmative vote of Fund shareholders representing a majority of the outstanding Common Shares and AMPS, voting together as a single class, and a majority of the outstanding AMPS voting together as a separate class. The Board of Trustees urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.       How can I vote?

A. You may vote by signing and returning your proxy card in the enclosed postage-paid envelope. Or you may vote your shares on the internet at http://www.proxyvote.com. If you cast your vote over the internet, you will be asked for the 12-digit control number located on your proxy card. Or you may vote using the toll-free telephone number printed on your voting instruction form. You may also vote in person at the Shareholders' Meeting. If you submitted a proxy by mail, by telephone or on the internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the internet.

Q.       Has the Fund retained a proxy solicitation firm?

A. Yes, the Fund has hired Shareholder Communications Corporation to assist in the solicitation of proxies for the Meetings. While the Fund expects most proxies to be returned by mail, it also may solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum by the scheduled meeting date?

A. In order to insure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If enough shares are not represented at the Meetings for a quorum or a quorum is present but there are not sufficient votes to approve the proposal by the time of each Shareholder's Meeting on December 15, 1999, then one or more of the Meetings may be adjourned to permit further solicitation of proxy votes.

Q.       What is the Board's recommendation on the Reorganization proposal?

A. The Board of Trustees of each Fund believes the Reorganization is in the best interests of the Fund's shareholders. Your Board of Trustees encourages you to vote FOR the Reorganization.


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